UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  April 4, 2005 (March 31, 2005)

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-14488 (Commission File Number)	76-0025431 (IRS Employer Identification No.)

10811 S. Westview Circle
Building C, Suite 100
Houston, Texas 77043

(Address of Registrant's principal executive offices)

(713) 881-8900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.04.        Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

            Seitel, Inc. (the "Company") believes in good faith that not all conditions to occurrence of a triggering event under this Item 2.04 have occurred in connection with the excess cash flow offer reported below under Item 8.01.  The Company's payment obligations under the indenture for its 11.75% Senior Notes due 2011 (the "Note(s)"), entered into with LaSalle Bank National Association as of July 2, 2004 (the "Indenture"), shall not change unless and until a Note holder elects to participate in the excess cash flow offer, properly tenders and does not thereafter withdraw its Note(s) before the expiration of the excess cash flow offer.

Section 8 - Other Events

Item 8.01.        Other Events

            On April 4, 2005, the Company issued a press release announcing its offer to purchase up to $4,759,000 principal amount of the Notes.  The Company is required by the terms of the Indenture to make this offer because the Company generated excess cash flow (as defined in the Indenture) for the year ended 2004.  The offer expires at 5:00 p.m., New York City time, on Monday, May 2, 2005.  Payment for any Notes that are properly tendered, not thereafter withdrawn, and accepted for purchase is expected to occur on May 5, 2005.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            The press release includes a non-GAAP financial measure, excess cash flow, and a related reconciliation to loss from operations, the most directly comparable GAAP measure.  The terms of the Indenture define excess cash flow and further utilize this financial measure to determine if, when and to what extent a purchase offer must be made to holders of the Notes.  The Company's management believes disclosure of the excess cash flow measure is useful information because it provides an understanding of why the purchase offer has been made and how the amount of the purchase offer was determined.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

            (a)        Financial Statements of Businesses Acquired.

                        None.

            (b)        Pro Forma Financial Information.

                        None.

            (c)        Exhibits.

                        99.1     Press Release dated April 4, 2005.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2005                                                 SEITEL, INC.

                                                                              By:  /s/ Marcia H. Kendrick

                                                                                    Marcia H. Kendrick

                                                                                    Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 4, 2005.